UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) January 21, 2003

HEALTHCARE REALTY TRUST INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	1-11852	62-1507028
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3310 West End Avenue
Suite 700
Nashville, Tennessee 37203
(Address of principal executive offices)

(615) 269-8175
(Registrant’s telephone number, including area code)

SIGNATURES
Press Release

Item 9. Regulation FD Disclosure

     Healthcare Realty Trust Incorporated issued a press release on January 21, 2003 to announce recent investments and engagements. As additional public disclosure, the Company is furnishing this press release.

Item 7. Financial Statements and Exhibits

c)	Exhibits

99.1 Press release dated January 21, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTHCARE REALTY TRUST INCORPORATED

By /s/ Scott W. Holmes
Scott W. Holmes Senior Vice President and Chief Financial Officer
Date: January 21, 2003